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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-83156, 333-92791 and 333-50924.


ARTHUR ANDERSEN LLP


Orange County, California
June 26, 2001